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Exhibit 4.1

NUMBER		SHARES
S 19874		SPECIMEN
CompuDyne Corporation
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
COMMON STOCK		COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT		CUSIP 204795 30 6

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.75 PER SHARE OF

CompuDyne Corporation, transferable on the books of the Corporation in person of by any Attorney upon surrender of this Certificate properly endorsed.
        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ W. C. Rock	[SEAL]	/s/ Martin A. Roenigk
SECRETARY		CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED: REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

COMPUDYNE CORPORATION

        The Corporation will furnish to any shareholder without charge upon request to the transfer agent named on the face of this Certificate a full statement of (1) the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued, and (2) any variations in the relative rights and preferences between the shares of each series of preferred stock or preference stock fixed by the Board of Directors and the authority of the Board to fix and determine the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C RULE 17Ad-15.

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  Exhibit 4.1